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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      SUPPLEMENT DATED FEBRUARY 25, 2011 TO
                 PROSPECTUS DATED MAY 1, 2010 (AS SUPPLEMENTED)

This supplement applies to Preference Premier(R) variable annuity contracts issued by Metropolitan Life Insurance Company ("we", "us", or "our"). This supplement revises certain disclosure in the prospectus regarding the optional Guaranteed Minimum Income Benefit Plus III ("GMIB Plus III"). If approved in your state, these changes are effective for Contracts issued based on applications and necessary information that we receive in good order at your Administrative Office on or after February 28, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSION OF THE GMIB PLUS III OPTIONAL BENEFIT, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY YOUR ADMINISTRATIVE OFFICE, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FEBRUARY 25, 2011.

This supplement provides information in addition to that contained in the prospectus dated May 1, 2010 for the Contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, if purchased through a MetLife sales representative, write to us at PO Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at PO Box 14594, Des Moines, IA 50306-0342 or call us at (800) 435-4117 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

CHANGES FOR GMIB PLUS III

For Contracts issued based on applications and necessary information that we receive in good order at your Administrative Office on or after February 28, 2011, the following changes will apply to the GMIB Plus III optional benefit:

     - The GMIB Annuity Table specified in your Contract will be calculated based on the Annuity 2000 Mortality Table with 10 years of mortality improvement based on projection Scale AA and a 10-year age set back with interest of 1.0% per annum. As with other pay-out types, the amount you receive as an income payment also depends on the income type you select, your age and your sex (where permitted by state law). The annuity rates for attained ages 86 to 90 are the same as those for attained age 85.

     - The GMIB purchase rates are enhanced under the following circumstances.
       If:

       (a) you begin withdrawals on or after your 62nd birthday;

       (b) your Account Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an income base remaining; and

       (c) the income type you select is the Lifetime Income Annuity with a 5-Year Guarantee Period:

           then the annual annuity payments under the GMIB Plus III will equal or exceed 5% of the income base (calculated on the date the payments are determined).

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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PO Box 10342 (MetLife)                             Telephone:  (800) 638-7732 (MetLife)
PO Box 14594 (NEF)                                             (800) 435-4117 (NEF)
Des Moines, IA 50306-0342
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